Sub-Item 77 O

Transactions effected pursuant to Rule 10f-3

ALLEGIANT FUNDS: Allegiant PA Intermediate Municipal Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: PA Turnpike Commission
Trade Date: 7/22/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Citigroup Global Markets
Amount Purchased: $1,064,720
Purchase Price: $1064.72
% of Issue:    0.11%

ALLEGIANT FUNDS: Allegiant Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: HJ Heinz Finance Co.
Trade Date: 7/22/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  Deutsche Bank
Amount Purchased:  $200,000
Purchase Price: $997.41
% of Issue:   0.08   %

ALLEGIANT FUNDS: Allegiant Total Return Advantage Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: HJ Heinz Finance Co.
Trade Date: 7/22/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Deutsche Bank
Amount Purchased: $120,000
Purchase Price: $997.41
% of Issue:     0.05%

ALLEGIANT FUNDS: Allegiant Balanced Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: HJ Heinz Finance Co.
Trade Date: 7/22/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Deutsche Bank
Amount Purchased: $40,000
Purchase Price: $997.41
% of Issue:     0.02%

ALLEGIANT FUNDS: Allegiant Intermediate Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: GATX Corporation
Trade Date: 9/21/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  Bank of America / Citigroup Global Markets
Amount Purchased:  $940,242
Purchase Price: $1003.75 / $ 999.43
% of Issue:   0.30   %

ALLEGIANT FUNDS: Allegiant Total Return Advantage Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: GATX Corporation
Trade Date: 9/21/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  Bank of America
Amount Purchased:  $260,975
Purchase Price: $1003.75
% of Issue:   0.09   %

ALLEGIANT FUNDS: Allegiant Limited Maturity Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: National Rural Utilities Cooperative Finance
Trade Date: 9/9/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: RBS Securities Fixed Income
Amount Purchased: $170,000
Purchase Price: $998.51
% of Issue:     0.07%

ALLEGIANT FUNDS: Allegiant Intermediate Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Boeing Company
Trade Date: 11/17/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Citigroup Global Markets
Amount Purchased: $975,000
Purchase Price: $994.01
% of Issue:     0.14%

ALLEGIANT FUNDS: Allegiant Limited Maturity Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period June 1, 2009 through November 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Boeing Company
Trade Date: 11/17/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Citigroup Global Markets
Amount Purchased: $795,000
Purchase Price: $994.01
% of Issue:     0.11%